UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2021

NOBLE MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-37640	47-3011449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Noble Energy Way

Houston, Texas 77070

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(281) 872-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Units representing limited partner interests	NBLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 4, 2021, Noble Midstream Partners LP, a Delaware limited partnership (the “Partnership”), Noble Midstream GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Chevron Corporation, a Delaware corporation (“Chevron”), Cadmium Holdings Inc., a Delaware corporation and a wholly owned subsidiary of Chevron (“Holdings”), and Cadmium Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Holdings (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Partnership, with the Partnership surviving as an indirect, wholly owned subsidiary of Chevron (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger, (i) each outstanding common unit representing a limited partner interest in the Partnership (each, a “Partnership Common Unit”) other than Partnership Common Units owned by Chevron and its subsidiaries (each, a “Public Common Unit”) will be converted into the right to receive 0.1393 shares of common stock, par value $0.75 per share, of Chevron (the “Chevron Common Stock” and the shares of Chevron Common Stock to be issued in the Merger, the “Merger Consideration”). In connection with the Merger, (i) the General Partner’s non-economic general partner interest in the Partnership and (ii) the Common Units owned by Chevron and its subsidiaries shall not be cancelled, shall not be converted into the Merger Consideration and shall remain outstanding following the Merger as a non-economic general partner interest in the Partnership and as Common Units, respectively.

The Conflicts Committee (the “Conflicts Committee”) of the board of directors of the General Partner (the “GP Board”) has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in, or are not adverse to, the interests of the Partnership and the holders of Public Common Units, (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and (iii) recommended that the GP Board resolve to direct that the Merger Agreement be submitted to a vote of the limited partners of the Partnership (the “Limited Partners”). The GP Board (acting upon the recommendation of the Conflicts Committee) has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in, or not adverse to, the interests of the Partnership and the Limited Partners, (ii) approved the execution, delivery and performance of the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) directed that the Merger Agreement be submitted to a vote of the Limited Partners and (iv) authorized the Limited Partners to act by written consent pursuant to the terms of the Partnership Agreement.

Concurrently with the execution of the Merger Agreement, NBL Midstream, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Chevron (“NBL”), which as of the Record Date (as defined below) held 56,447,616 Partnership Common Units (the “Covered Units”), representing approximately 62.4% of the outstanding Partnership Common Units, delivered its written consent covering all of the Covered Units approving the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Written Consent”).

The Merger Agreement contains customary representations and warranties from the parties, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of business during the interim period between the execution of the Merger Agreement and the effective time of the Merger and (ii) the obligation to use reasonable best efforts to cause the Merger to be consummated.

Completion of the Merger is subject to certain customary conditions, including, among others: (i) approval of the Merger Agreement by holders of a majority of the outstanding Common Units, which was received on March 4, 2021 in the Written Consent; (ii) there being no law or injunction prohibiting consummation of the transactions contemplated under the Merger Agreement; (iii) the effectiveness of a registration statement on Form S-4 relating to the shares of Chevron Common Stock to be issued as Merger Consideration; (iv) approval for listing on the New York Stock Exchange of the shares of Chevron Common Stock to be issued as Merger Consideration; (v) subject to specified materiality standards, the accuracy of certain representations and warranties of each party; and (vi) compliance by each party in all material respects with its covenants.

The Merger Agreement provides for certain termination rights for both Chevron and the Partnership, including in the event that (i) the parties agree by mutual written consent to terminate the Merger Agreement, (ii) the Merger is not consummated by September 4, 2021 or (iii) a law or injunction prohibiting the consummation of the transactions contemplated by the Merger Agreement is in effect and has become final and non-appealable. The Merger Agreement provides that upon termination of the Merger Agreement under certain circumstances, (i) the Partnership will be obligated to reimburse Chevron for its expenses and (ii) Chevron will be obligated to reimburse the Partnership for its expenses, in each case, in an amount not to exceed $3.5 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The foregoing summary of the Merger Agreement has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about Chevron, the Partnership or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specified dates, were solely for the benefit of the respective parties to such agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Chevron, the Partnership or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Chevron’s or the Partnership’s public disclosures.

Item 5.07	Submission of Matters to a Vote of Securityholders.

In connection with the completion of the Merger, the GP Board authorized the Limited Partners to act by written consent pursuant to the terms of the Partnership Agreement in order to provide their approval for the Merger Agreement and the transactions contemplated thereby, including the Merger. The GP Board set March 4, 2021 as the record date (the “Record Date”) for determining the Limited Partners entitled to execute and deliver written consents approving the Merger Agreement and the transactions contemplated thereby, including the Merger. Concurrently with the execution of the Merger Agreement, NBL, which as of the Record Date held the Covered Units, representing approximately 62.4% of the outstanding Partnership Common Units, delivered the Written Consent. The Written Consent was sufficient to approve the Merger Agreement and the transactions contemplated thereby, including the Merger, without the receipt of written consents from any other holder of Partnership Common Units.

Item 7.01	Regulation FD Disclosure.

Chevron and the Partnership issued a joint press release on March 5, 2021 announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Forward-Looking Statements

All statements in this report (and oral statements made regarding the subjects of this communication), including those that express a belief, expectation or intention, may be considered forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements relying on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of Chevron and the Partnership, which could cause actual results to differ materially from such statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include, but are not limited to, statements regarding the expected benefits of the proposed transaction to Chevron and the Partnership and their stockholders and unitholders, respectively; the anticipated completion of the proposed transaction and the timing thereof; and the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations. This report contains forward-looking statements within the meaning of the federal securities laws. Words such as “estimate,” “anticipate,” “believe,” “project,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “on schedule,” “on track,” “strategy” and other similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect the Partnership’s current views about future events. Our forward-looking statements may include statements about our business strategy, our industry, our future profitability, our expected capital expenditures and the impact of such expenditures on our performance, the costs of being a publicly traded partnership and our capital programs. In addition, our forward-looking statements address the various risks and uncertainties associated with the extraordinary market environment and impacts resulting from the COVID-19 pandemic and the actions of foreign oil producers (most notably Saudi Arabia and Russia) to maintain market share and impact commodity pricing and the expected impact on our business, operations, earnings and results. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. The Partnership does not assume any obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise.

Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and difficult to predict, that could cause actual results to differ materially from those projected. These risks include, without limitation, the ability to realize the expected benefits of the proposed transaction to Chevron and its shareholders and the Partnership and its unitholders; the ability to consummate, and the timing of such consummation of, the proposed transaction; changes in general economic conditions, including without limitation the impacts of the COVID-19 pandemic; our customers’ ability to meet their drilling and development plans; competitive conditions in the Partnership’s industry; actions taken by third-party operators, gatherers, processors and transporters; the demand for crude oil and natural gas gathering and processing services; our ability to successfully implement our business plan; our ability to complete internal growth projects on time and on budget; the ability of third parties to complete construction of pipelines in which the Partnership holds equity interests on time and on budget; the price and availability of debt and equity; the availability and price of crude oil and natural gas to the consumer compared to the price of alternative and competing fuels; risks associated with the change in ownership of our General Partner; and other risks inherent in the Partnership’s business, including those described under “Risk Factors” and “Disclosure Regarding Forward-Looking Statements” in the Partnership’s 2020 Annual Report on Form 10-K and in subsequent reports that we file with the U.S. Securities and Exchange Commission (“SEC”).

No Offer or Solicitation

This report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended.

Additional Information and Where You Can Find It

In connection with the proposed transaction, Chevron will file a registration statement on Form S-4, which will include an information statement of the Partnership with the SEC. INVESTORS AND SECURITY HOLDERS OF CHEVRON AND THE PARTNERSHIP ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND INFORMATION STATEMENT, PROSPECTUS OR OTHER DOCUMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive information statement, will be sent to securityholders of the Partnership in connection with any solicitation of proxies or consents of the Partnership unitholders relating to the proposed transaction. Investors and securityholders may obtain a free copy of such documents and other relevant documents (if and when available) filed by Chevron or the Partnership with the SEC from the SEC’s website at www.sec.gov. Securityholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from Chevron’s website at www.chevron.com under the “Investors” tab under the heading “SEC Filings” or from the Partnerships’s website at www.nblmidstream.com under the “Investors” tab and the “SEC Filings” sub-tab.

Participants in the Solicitation Relating to the Merger

Chevron, the Partnership and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies and consents in respect of the transaction. Information about these persons is set forth in Chevron’s proxy statement relating to its 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2020, and the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 12, 2021, and subsequent statements of changes in beneficial ownership on file with the SEC. Securityholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the consent solicitation statement/proxy statement/prospectus and other relevant documents regarding the transaction (if and when available), which may be filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of the Exhibit

2.1*	Agreement and Plan of Merger, dated as of March 4, 2021, by and among Chevron Corporation, Cadmium Holdings Inc., Cadmium Merger Sub LLC, Noble Midstream Partners LP, and Noble Midstream GP LLC

99.1	Press Release dated March 5, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Midstream Partners LP

By:	Noble Midstream GP LLC, its general partner

By:	/s/ Kari H. Endries
Name:	Kari H. Endries
Title:	Assistant Secretary

Dated: March 5, 2021